UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

ITRONICS INC.

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                                                                                                    Texas                                                                      33-18582                                                             75-2198369

                                                                                     (State or other jurisdiction                                                 (Commission File                                                        (IRS Employer

                                                                                        of incorporation)                                                                  Number)                                                             Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                89509

                  (Address of Principal Executive Offices)                                       Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

During the morning of August 9, 2019 there has been some unusual trading volume in the Company’s stock. This is possibly caused by news of a fire during the evening of August 8, 2019 that burned the pallet manufacturing business adjacent to the Company’s Reno-Stead manufacturing plant. The fire did not damage our facility in any way. A communication line to the facility was damaged, but is expected to be repaired shortly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: August 9 2019                                                                                                                                                    By: /S/ John W. Whitney

                                                                                                                                                                                                John W. Whitney

                                                                                                                                                                                                President, Treasurer and Director

                                                                                                                                                                                                (Principal Executive and Financial

                                                                                                                                                                                                Officer)